UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SECURED SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SECURED SERVICES, INC.
1175 North Service Road West, Suite 214
Oakville, Ontario Canada L6M 2W1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 8, 2004 at 10:00 A.M.

TO THE STOCKHOLDERS OF SECURED SERVICES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Secured Services, Inc. (“Secured”) will be held in the Conference Room at Secured’s principal executive offices at 770 Broadway, New York, New York, on Monday, November 8, 2004, at 10:00 A.M., Eastern Time, for the following purposes:

1.	To elect four (4) directors for one year terms;

2.	To approve an amendment to the Secured Services, Inc. 2003 Incentive Stock Option Plan to increase by 1,000,000 the number of common shares available for issuance thereunder;

3.	To ratify the selection of J.H. Cohn LLP as independent auditors for the year ending December 31, 2004; and

4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

The Board of Directors has fixed the close of business on September 28, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: New York, New York
October 4, 2004

SECURED SERVICES, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held November 8, 2004

This Proxy Statement is furnished to the stockholders of Secured Services, Inc., a Delaware corporation (“Secured”), in connection with the solicitation by the Board of Directors of proxies to be used at the 2004 Annual Meeting of Stockholders of Secured to be held in the Conference Room at Secured’s principal executive offices at 770 Broadway, New York, New York, on Monday, November 8, 2004, at 10:00 A.M., Eastern Time, and at any adjournments thereof (the “Annual Meeting”). The approximate date on which this Statement and the accompanying proxy will be mailed to stockholders is October 8, 2004.

THE VOTING & VOTE REQUIRED

Only stockholders of record at the close of Business on September 28, 2004 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 17,230,121 outstanding shares of common stock, par value $.0001 per share, (“Common Stock”), and 2,000,000 outstanding shares of Series A convertible preferred stock, par value $.0001 per share, (“Series A Preferred”). At the Annual Meeting, each share of Common Stock and Series A Preferred is entitled to one vote. In the aggregate, 19,230,121 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the four (4) director nominees named in this Proxy Statement; (ii) for approval of an amendment to the Secured Services, Inc. 2003 Incentive Stock Option Plan to increase by 1,000,000 the number of shares available for issuance thereunder; (iii) for ratification of the appointment of J.H. Cohn LLP as independent auditors to audit the financial statements of Secured for the fiscal year ending December 31, 2004; and (iv) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under Secured’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors. The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval Of The Proposed Amendment To The Secured Services, Inc. 2003 Incentive Stock Option Plan And Ratification Of The Appointment Of Independent Auditors. The affirmative vote of a majority of the votes cast for the matter by stockholders entitled to vote at the Annual Meeting is required to approve the amendment to the Secured Services, Inc. 2003 Incentive Stock Option Plan and to ratify the appointment of our independent auditors. An abstention from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote.

Revocability of Proxy

A stockholder who has signed and returned the enclosed proxy may revoke it at any time before it is voted by (i) submitting to Secured a properly executed proxy bearing a later date, (ii) submitting to Secured a written revocation of the proxy or (iii) voting in person at the Annual Meeting.

Expenses of Solicitation

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Secured telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL NO. 1

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At this meeting 4 directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. All of the nominees are current Directors and were selected by our Board of Directors and approved by the Nominating and Governance Committee.

Executive Officers, Directors and Director Nominees

The following table sets forth the names, ages and positions of our directors, executive officers, key employees and nominees:

Our executive officers and directors, and their respective ages as of September 30, 2004, are as follows:

Name	Age	Position	Director Since
Michael P. Dubreuil	45	Co-Chairman of the Board, Secretary and a Director Nominee	September 2003
King T. Moore	60	President, Chief Executive Officer, Director, and a Director Nominee	September 2003
T. Kendall Hunt (1)(2)(3)	61	Director and a Director Nominee	September 2003
Shawn Kreloff	43	Co-Chairman of the Board, and a Director Nominee	September 2004
John G. Day	56	Vice President and Chief Financial Officer

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Governance Committee.

Michael P. Dubreuil has been our Chairman since September, 2003 and co-Chairman since September, 2004. He started SSI Operating Corp. (f/k/a Secured Services, Inc.) in November 2002. Prior to that, in May 1988 Mr. Dubreuil founded Dolfin.com, Inc. and holds the positions of CEO and Chairman. Mr. Dubreuil brings 20 years of strong general business team building, sales, start-up, and acquisition experience to our company. Mr. Dubreuil holds a B.S. in Mathematics from the University of Waterloo where he focused on computer science, business and economics.

King T. Moore has been our President and Chief Executive Officer since July, 2003. From November 2001 to September 2002 he was a private investor. From June 1998 to November 2001 he was Chief Executive Officer of Mastech Quantum, Inc. Previously, he led Quantum Information Resources (“Quantum”) from a money losing operation with a few employees to a $75 million (Canadian) company with over 800 employees in Canada and the United States. In 1998, Quantum was purchased by Mastech Systems Corp. and subsequently became known as “Mastech Quantum, Inc.” Mr. Moore has been actively involved in the IT industry for over 35 years. He brings a strong Marketing, Sales and Operations background to our company.

T. Kendall “Ken” Hunt, since November 2002, has been Chairman of the Board and Chief Executive Officer of VASCO Data Security International, Inc. Prior to that, he served as their Chief Executive Officer from 1997 through 1999. Mr. Hunt returned the position of VASCO’s CEO in November 2002. Additionally, since July 1997, he has been a director of VASCO. He served since 1990 as Chairman and President of VASCO’s predecessor, VASCO Corp. Mr. Hunt holds an MBA from Pepperdine University, Malibu, California, 1979 and a BBA from the University of Miami, Florida, 1965.

Shawn Kreloff has been our co-Chairman since September, 2004 and previously been a consultant to us. He provides business development and entrepreneurial skills to our board. In 2004, Mr. Kreloff served on the board of directors of Hudson Williams until it was acquired by Keynote Systems earlier in 2004. Prior to that he was a founding investor in Insight First, which was acquired by 24/7 Real Media in 2003. From September 2002 to 2003, Mr. Kreloff was Executive Vice President (“EVP”) of Sales, Marketing and Business Development of Predictive Systems Corp., a network infrastructure and security consulting company. In 1999, he was a founding investor and EVP of Business Development at Opus360 Corporation until it was acquired in 2001. In 1996 he founded Gray Peak Technologies, Inc., a network consulting firm that provided high end consulting to telecomm, financial and other Fortune 1000 companies, and served as its Chairman and CEO until it was sold to USWeb (NASDAQ: USWB) in 1998 for over $100 million. From 1986 to 1994 he served as Vice President of Global Network Services at Credit Suisse First Boston, Mr. Kreloff was responsible for global network operations and engineering to 50,000 users. Mr. Kreloff also sits on the boards of two private IT hi-tech companies. Mr. Kreloff holds a BS degree in Operations Research from Syracuse University, 1984.

John G. Day has been our Vice President and Acting Chief Financial Officer since May 2003. In October 2003 he was elected Chief Financial Officer. Prior to that he held the position of Executive Vice President and Chief Financial Officer at Hudson Williams Inc from October 1998 to May 2003. His career has covered all aspects of Financial and Information Management on an International scope. His background includes holding senior positions in both large public corporations and small companies. Mr. Day holds a degree in Special Physics from University of London and is a Fellow Member of the Institute of Chartered Accountants, and member of Financial Executives International, Inc.

All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

The Board of Directors Unanimously Recommends A Vote FOR The Election Of Each Of The Nominees.

Audit Committee Financial Expert

The Board has determined that T. Kendall Hunt qualifies as our “audit committee financial expert,” as that term is defined in Item 401(e) of Regulation S-B, and “independent” as that term is used in Item7 (d) (3)(iv) of schedule 14A under the Securities Exchange Act of 1934 pursuant to Rule 4200(a)(15) of the NASD’s listing standards.

Board of Directors Meetings and Committees

From the inception date of April 28, 2003 through December 31, 2003, the Board held 4 meetings during which compensation and audit matters were also discussed and decided. There were no separate meetings held by the Compensation Committee from the inception date through December 2003 or by the Nominating and Governance Committee which was formed in August 2004. All directors attended 100% of the number of meetings of the Board and its committees on which they served.

Board Committees

Secured’s Board of Directors has established compensation, audit and nominating and governance committees. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the officers of Secured, reviews general policy matters relating to compensation and benefits of employees of Secured, and administers the issuance of stock options to Secured’s officers, employees, directors and consultants. All compensation arrangements between Secured and its directors, officers and affiliates are reviewed by the Compensation Committee comprised of an independent director. The Audit Committee meets with management and Secured’s independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Nominating and Governance Committee identifies director candidates who possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all of our officers, reviews general policy matters relating to compensation and benefits of our employees, and administers the issuance of stock options to our officers, employees, directors and consultants. The Compensation Committee is comprised of T. Kendall Hunt.

Audit Committee Report

The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2003 and met with our management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, J. H. Cohn LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61. The Audit Committee has received the written disclosures and the letter from J. H. Cohn LLP required by the Independence Standards Board Standard No. 1. The Audit Committee has discussed with J. H. Cohn LLP its independence from the company and our. J. H. Cohn LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB. The Audit Committee is comprised of T. Kendall Hunt who is qualified as “Independent Director” under the NASD listing standards.

The Audit Committee Charter is annexed hereto as Appendix II.

Nominating and Governance Committee

Our Board formed a nominating and corporate governance committee in August 2004. The Nominating and Governance Committee consists solely of T. Kendall Hunt who is qualified as “Independent Director” under the NASD listing standards.

The primary purposes of the Nominating and Governance Committee are to recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders; Develop and recommend to the Board a set of corporate governance principles applicable to the Board of Directors of the Company; and Oversee the evaluation of the Board and management. In identifying and recommending nominees for positions on the Board of Directors, the Nominating and Governance Committee places primary emphasis on (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board of Directors will build a Board of Directors that is effective, collegial and responsive to our needs.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of our stock, including the number of shares owned and the length of time of ownership; also the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of Secured and the person’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the our Chief Financial Officer, John G. Day, at 1175 North Service Road West, Suite 214 Oakville, Ontario Canada L6M 2W1 and must be received not less than 120 days prior to the anniversary date of our most recent annual meeting of stockholders.

The Nominating and Governance Committee believes that the minimum qualifications for service as a director of the company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating and Governance Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating and Governance Committee may also receive suggestions from our current Board members, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating and Governance Committee may consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, Nominating and Governance Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

The Nominating and Governance Committee Charter is annexed hereto as Appendix III.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o John G. Day, Chief Financial Officer at 1175 North Service Road West, Suite 214 Oakville, Ontario Canada L6M 2W1. All communications received as set forth in the preceding paragraph will be opened by the Director of Administration for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Director of Administration will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that directors are invited and encouraged to attend the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Secured’s officers and directors, and persons who own more than ten percent (10%) of a registered class of Secured’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish Secured with copies of all Section 16(a) forms they file.

To the best of Secured’s knowledge, based solely on review of the copies of such forms furnished to it, or written representations that no other forms were required, Secured believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) shareholders were complied with during 2003 with the following exception: John Day, our Chief Financial Officer, did not timely file his Initial Statement of Beneficial Ownership of Securities on Form 3. With respect to any former directors, officers, and ten percent (10%) shareholders of Secured, Secured does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE SECURED’S 2003 STOCK OPTION PLAN
TO INCREASE AUTHORIZED SHARES

The Board of Directors on August 18, 2004, adopted resolutions approving an amendment to Secured’s 2003 Stock Option Plan (the “Plan”) to provide the number of shares available for issuance thereunder from 1,000,000 to 2,000,000 of the common shares and directing that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting. The Board of Directors determined that the amendment is in the best interests of Secured and unanimously recommends approval by the stockholders.

Background and Reasons for the Proposal

As of August 2004, incentive stock options covering 593,897 shares were issued and outstanding under the Stock Option Plan leaving only 406,103 shares available for future grants. In order to continue our program of stock-based incentive compensation for our executive officers and employees, the Board of Directors has approved an amendment to the Stock Option Plan increasing the number of shares available for issuance and/or grant thereunder by 1,000,000.

Eligibility

The purpose of the Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen our ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of our stockholders and to help build loyalty to Secured through recognition and the opportunity for stock ownership. A committee of the Board will administer the Plan. Under the Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. Immediately following approval, the approximate number of employees who will be eligible to participate in the Plan is thirty-four, the approximate number of non employee board members who will be eligible to participate in the Plan is 3 and the approximate number of consultants who will be eligible to participate in the Plan is 3.

Terms of Options

The Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Secured’s outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board committee may determine at the time it grants options.

Federal Income Tax Consequences

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to Secured or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Secured or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Equity Compensation Plan Information

As of December 31, 2003, we issued options covering 326,619 Common Shares under the Plan. These options have a weighted exercise price of $2.33.

The following table summarizes as of December 31, 2003 the (i) options granted under the Plan and (ii) all other securities subject to contracts, options, warrants and rights or authorized for future issuance outside the Plan. The shares covered by outstanding options or authorized for future issuance are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Shareholders	326,619	$2.33	673,381
Equity Compensation Plans Not Approved by Shareholders	190,667	$3.07	414,000	(1)
Total	517,286	$2.60	1,087,381

(1)	Includes 72,000 Common Shares

The equity compensation plans not approved by shareholders referred to in the table above include:

In August 2003, we entered into an agreement for public relations consulting services pursuant to which we issued a warrant to purchase 40,667 Common Shares exercisable at $1.50 per share. These warrants expire in July 2006. Additionally, we agreed to issue up to 400,000 Common Shares through the contract expiration date of July 31, 2005.

In July 2003, we entered into an agreement for capital management consulting services. Under the agreement we issued warrants to purchase up to 150,000 Common Shares in 6 lots of 25,000 Common Shares with exercise prices ranging from $1 to $6. These warrants expire in July 2006. We also agreed to issue up to 96,000 Common Shares, 8,000 Common Shares per month until July 2004, as compensation for their services.

The Board of Directors Unanimously Recommends A Vote FOR the Approval Of
An Amendment to the Secured Services 2003 Stock Option Plan Increasing the Number of Shares of
Common Stock Available For Issuance Thereunder.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of Secured, subject to stockholder approval, has appointed J.H. Cohn LLP as Secured’s independent auditors for 2004. J.H. Cohn LLP has been Secured’s independent Registered Public Accounting Firm since 2003. The report of J.H. Cohn LLP with respect to Secured’s financial statements appears in Secured’s annual report for the fiscal year ended December 31, 2003. A representative of J.H. Cohen LLP will be at the annual meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, Secured’s Board will consider it a directive to consider other auditors for the subsequent year.

On August 13, 2003, Secured engaged J.H. Cohn LLP as its Independent Registered Public Accounting Firm and dismissed Grant Thornton LLP. Secured’s former Independent Registered Public Accounting Firm. The reports of Grant Thorton LLP for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by Secured’s Board of Directors as a whole.

During the consultation with J.H. Cohn LLP, or prior thereto, no one representing Secured consulted with J.H. Cohn LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Secured’s financial statements and J.H. Cohn LLP had not provided Secured or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

During the two years ended December 31, 2002 and during the subsequent period through August 13, 2003, the reports of Grant Thornton LLP did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Grant Thornton LLP expressed that there was substantial doubt about Secured’s ability to continue as a going concern.

During the two years ended December 31, 2002 and during the subsequent period through August 13, 2003, there were no disagreements between Secured and Grant Thornton LLP, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

A copy of the letter from Grant Thornton LLP addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein was filed by Secured on August 14, 2003 as an exhibit to the Current Report on Form 8-K file in connection Secured’s engagement of JH Cohn LLP.

The Board of Directors Unanimously Recommends A Vote FOR The Ratification Of
The Appointment Of The Independent Auditors.

Audit Fees

For the fiscal year ended 2003, our principal accounting firm, J.H. Cohn LLP, billed aggregate fees of approximately $45,000 for the audit of our 2003 financial statements and the review of the financial statements included in our quarterly reports.

For the fiscal year ended 2002, our then principal accounting firm, Grant Thornton LLP, billed aggregate fees of approximately $45,000 for the audit of our 2002 annual financial statements and review of the financial statements included in our 2002 quarterly reports.

Audit-Related Fees

For the fiscal year ended 2003, our principal accounting firm, J.H. Cohn LLP, billed us aggregate fees of approximately $12,000 for the work related to the review and preparation of the financial statements included on the Current Reports on Form 8-K we filed in connection with the Merger. We did not incur any such fees for the fiscal year ended 2002.

Tax Fees

None.

All Other Fees

None

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Summary Compensation Table

The following table provides information for 2003 regarding the compensation awarded or paid to, or earned by, our CEO and each of our four most highly compensated executive officers whose compensation exceeded $100,000. We refer to these individuals elsewhere in this report as “Named Executive Officers.”

				Long Term Compensation Awards
		Annual Compensation		Restricted Stock Award	Securities Underlying Options
Officer Name	Position	Year	Salary ($)
King T. Moore	President & CEO (1)	2003	76,600	—	—
John G. Day	VP Finance & CFO (1)	2003	106,600	60,000	—

(1)	Assumed position, in July 2003, upon consummation of the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, SSGI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, and Secured Services, Inc., a Delaware corporation (“SSI”).

Compensation of Directors

There were no arrangements regarding compensation for services as a director for the year ended 2003.

Limitation of Directors’ Liability and Indemnification

The Delaware General Corporation Law (the “DGCL”) authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages for breach of directors’ fiduciary duty of care. Secured’s Certificate of Incorporation limits the liability of its directors to Secured or its stockholders to the fullest extent permitted by Delaware law.

Secured’s Certificate of Incorporation provides mandatory indemnification rights to any officer or director of Secured who, by reason of the fact that he or she is an officer or director of Secured, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act of 1933 (the “Act”) may be provided to officers and directors or persons controlling Secured, Secured has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mr. Michael P. Dubreuil holds the position of chairman and chief executive officer of Dolfin.com Inc. We have loaned Dolfin.com, Inc. and its subsidiaries a total of $129,000 as at December 31, 2003. This loan is secured by 500,000 shares of our common stock.

Mr. King T. Moore holds the position of principal in the company King Moore Consultants that was paid an amount of $76,600 in 2003 for consulting work relating to the management of our Company. In July 2003, King Moore Consultants purchased from us 566,667 shares of our common stock and 141,667 common stock purchase warrants with an exercise price of $1.50 per share by investing $425,000 in our July 2003 Private Placement to accredited investors.

Mr. T. Kendall Hunt holds the position of Chief Executive Officer of VASCO Data Security International, Inc., a USA subsidiary of VASCO Data Services International SA, VASCO Data Security International, Inc. holds 2,000,000 shares of our Series A Preferred Shares obtained when they sold us the VACMAN division of their company which included the Identiprise software system.

In connection with the July 2003 Merger described above under the Business section an aggregate 6,466,667 shares of our common stock were issued in exchange for a like number of SSI common and voting preferred stock beneficially owned by Messrs. Dubreuil, Moore and Hunt.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Shares as of September 30, 2004 by: (i) each director; (ii) each Named Executive Officer (as defined under “Executive Compensation — Compensation of Executive Officers” above); (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our Common Shares:

Name of Beneficial Owner (1)	Common Shares Beneficially Owned		Percentage of Ownership
King T. Moore	2,008,334	(2)	11.6%
Michael P. Dubreuil	1,300,000	(3)	7.5%
John G. Day	293,889	(4)	1.7%
T. Kendall Hunt	1,320,000	(5)	7.7%
Shawn Kreloff	1,200,000	(6)	6.9%
All Directors and Officers (5 persons) as a group	6,095,001		35.4%

*	less than 1%
(1)	Unless otherwise indicated the address of each beneficial owner identified is: c/o Secured Services, Inc. 1175 North Service Road West, Suite 214, Oakville, Ontario, Canada L6M 2W1.
(2)	The shares are held in the name of King Moore Consultants Limited, a private company, of which King T. Moore is the sole shareholder. Includes 141,667 shares underlying currently exercisable warrants.
(3)	The shares are held by the Dubreuil Family Trust for the benefit of Mr. Dubreuil’s minor children. The filing of this report shall not be construed as an admission that Mr. Dubreuil is the beneficial owner of any of the shares owned by the Dubreuil Family Trust for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.
(4)	Includes 46,667 shares underlying currently exercisable warrants. Includes 7,222 shares underlying options exercisable within the next 60 days.
(5)	Includes 20,000 shares underlying options exercisable within the next 60 days.
(6)	Includes 300,000 shares underlying currently exercisable warrants.

In addition, VASCO Data Security International, Inc. owns 2,000,000 shares of our Preferred Stock, which has one vote per share, vote together with our Common Stock as a single class and is convertible into an equivalent number of shares of Common Stock. Mr. Hunt is the Chairman and Chief Executive Officer of VASCO and may be deemed the beneficial owner of its shares including the shares owned by VASCO, Mr. Hunt would be the beneficial owner of 17.3% of our outstanding shares and the Officers as a group would be the beneficial owners of 45% of our outstanding shares

MISCELLANEOUS

Stockholder Proposals

To be eligible for inclusion in our 2005 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than December 31, 2004. Stockholder proposals submitted more than thirty but less than sixty days before the scheduled date for the 2005 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials. A stockholder’s notice must set forth, as to each proposed matter: (i) as to each person whom the stockholder proposes to nominate for election to the Board of Directors, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (iii) the name and address, as they appear on our books, of the stockholder proposing such business; (iv) the number of shares of Company common stock which are beneficially owned by such stockholder; (v) a representation that the stockholder is a holder of record of shares of Company common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the stockholder in such proposal or nomination.

Other Matters

The management knows of no other business which will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Solicitation of Proxies

The cost of this proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders will be borne by us. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward proxy soliciting material to beneficial owners of such shares, and we, upon request, will reimburse them for their expenses in so doing.

Reports and Financial Statements

Secured’s Annual Report for the year ended 2003; including Audited Financial Statements is included with this proxy material. The Financial Statements contained in the Annual Report are incorporated by reference and are part of this soliciting material.

A copy of Secured’s Annual Report to the Securities and Exchange Commission on Form 10-KSB, without exhibits, will be provided without charge to any stockholder submitting a written request. Such request should be addressed to Secured Services, Inc., 1145 South Service Road West, Oakville, Ontario, Canada L6M 2 W1.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael P. Dubreuil

Dated: Oakville, Canada
October 4, 2004

APPENDIX I (FORM OF PROXY)

SECURED SERVICES INC.,
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
November 8, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints King T. Moore and Michael P. Dubreuil , and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Secured Services, Inc. (“Secured Services”) to be held at 770 Broadway, New York, New York, 10003, on Monday, November 8, 2004 at 10:00 A.M. Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of Secured Services held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Please mark “X” your votes as indicated:
1. ELECTION OF DIRECTORS: King T. Moore, Michael P. Dubreuil, T. Kendal Hunt, and Shawn Kreloff.

FOR election of all nominees	☐
WITHHOLD vote from all nominees	☐
FOR all nominees,	☐
EXCEPT for nominee(s) listed below from whom Vote is withheld.

2. Amendment of the 2003 Stock Option Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3. Confirmation of the appointment of J.H. Cohn LLP as auditors for Secured Services Inc., for the year ending December 31, 2004.

FOR	☐	AGAINST	☐	ABSTAIN	☐

(Continued, and to be signed, on the Reverse Side)
FOLD HERE

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated: , 2004
________________________ Signature of Stockholder
________________________ Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

APPENDIX II

SECURED SERVICES, INC.

AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
CHARTER

I.     Purpose of the Audit Committee

The Board of Directors (the “Board”) of Secured Services, Inc., (the “Company”) has constituted and established an Audit Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Audit Committee Charter (the “Charter”).

The purposes of the Committee are to assist the Board in fulfilling its oversight responsibilities related to:

(i)	The integrity of the Company’s financial statements,

(ii)	The Company’s compliance with legal and regulatory requirements,

(iii)	The registered public accounting firm’s qualifications and independence, and

(iv)	The performance of the registered public accounting firm.

The audit committee report will prepare a report annually, as required by the Securities and Exchange Commission (“SEC”), for inclusion in the Company’s annual report or proxy statement.

While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to prepare the Company’s financial statements, to certify that the Company’s financial statements and disclosures are completely accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations, to plan or conduct the audit or to guarantee the independent auditor’s report. These are the responsibilities of management and the independent auditor. The Committee is charged with the oversight roles for these functions as set out in this Charter.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. Of this Charter.

II.   Composition of the Audit Committee

Except as otherwise permitted by the applicable rules of the NASDAQ Stock Market, Inc. (the “NASDAQ”), the Committee shall be comprised of three or more Directors as determined by the Board, each of whom:

(i)	Is “Independent” under the rules of the NASDAQ,

(ii)	Does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board,

(iii)	Is not an “affiliate” of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and

(iv)	Shall have a working familiarity with basic finance, accounting and reporting practices.

At least one member of the Committee shall have accounting or related financial management expertise such that they qualify as a “financial expert” as defined by the NASDAQ and the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or by an outside consultant.

The members of the Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  Meetings of the Audit Committee

The Committee shall meet as often as necessary to fulfill its responsibilities, but at least quarterly. To foster open communication, the Committee should meet separately with management, and the registered public accounting firm to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

Reports of meetings of the Committee shall be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations and other matters as the Committee may deem necessary or appropriate.

The Chair will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the date, time, duration and the agenda of items to be addressed at each upcoming meeting. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. The Committee may request any officer or employee of the Company or the Company’s outside counsel or registered public accounting firms to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.  Authorities and Responsibilities of the Audit Committee

To fulfill its responsibilities and duties the Committee shall:

A.   Review of Financial Reports/Releases

1.	Review and discuss with the Company’s management and its registered public accounting firm each of the Company’s quarterly and annual financial statements, including related financial disclosures (e.g., Managements Discussion and Analysis of Financial Condition and Results of Operations) that are included in reports to be filed with the SEC, prior to such reports being filed. Discussions shall include all items that are required to be communicated by the registered public accounting firm under the then applicable Statements on Auditing Standards, including but not limited to:

•	Restrictions on the scope of the registered public accounting firm’s activities,

•	Issues related to access to information requested,

•	The registered public accounting firm’s judgments about the quality and appropriateness of the Company’s accounting principles,

•	Reasonableness of significant estimates made by management,

•	Significant changes in accounting principles, practices, judgments or estimates,

•	Clarity and adequacy of disclosures,

•	Illegal acts or instances of fraud noted during the review or audit, and

•	Significant disagreements with management.

2.	Determine whether it will recommend to the Board that the Company’s annual audited financial statements be included in the Company’s Annual Report on Form 10-KSB.

3.	Prepare a report in accordance with the SEC’s rules and regulations for inclusion in the Company’s annual proxy statement.

4.	Review and discuss with the Company’s management and its registered public accounting firm the Company’s quarterly and annual earnings press releases, including the use of any non-GAAP information, prior to the issuance of the release to the public.

5.	Review and discuss with the Company’s management the release of any financial or other related data that may provide guidance to analysts, rating agencies and others prior to its release to the public.

B.	Oversight of the Registered Public Accounting Firm

6.	Have sole and direct responsibility for appointing, compensating, evaluating and, when appropriate, terminating the engagement of the registered public accounting firm who shall report directly to the Committee.

7.	Evaluate the independence of the registered public accounting firm. On an annual basis, the Committee shall obtain from the registered public accounting firm a written communication delineating all the relationships between the registered public accounting firm and the Company as required by Independence Standards Board Standard No. 1: Independence Discussions with Audit Committees. In addition, the Committee shall review with the registered public accounting firm the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

8.	Ensure that the audit partner, who has primary responsibility for the audit, serves in that capacity for no more than five consecutive years.

9.	Review and pre-approve, or adopt procedures to pre-approve, the audit plan and all other audit and non-audit services (other than deminimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC), and related fees or other compensation to be paid to the registered public accounting firm.

10.	Resolve any disagreement between the Company’s management and the registered public accounting firm regarding financial reporting.

11.	Obtain and review the reports required to be made by the registered public accounting firm under the Securities Exchange Act of 1934, Section 10A, paragraph (k) including;

•	All critical accounting policies and practices to be used,

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and

•	Other material written communications between the registered public accounting firm and the Company’s management, such as any management letter or schedule of unadjusted differences.

12.	Meet periodically with the registered public accounting firm out of the presence of management to discuss any issue that may be of concern to either the Committee or the registered public accounting firm, including but not limited to internal controls, the fullness and accuracy of the Company’s financial statements, and the qualifications, expertise and/or performance of the Company’s financial management.

13.	Review the performance of the registered public accounting firm and discharge of the registered public accounting firm when circumstances warrant.

C.	Internal Controls, Disclosure Controls and Financial Reporting Processes

14.	Inquire of management and the registered public accounting firm about significant risks or exposures and review the steps management has taken to minimize any such risks to the Company.

15.	Review management’s assessment of internal controls over financial reporting and the related reports of the CEO and CFO required by the Sarbanes-Oxley Act of 2002.

16.	Review and discuss management’s plan to monitor internal controls over financial reporting and review the results of such plan.

17.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

18.	Review and pre-approve all related party transactions.

19.	Review periodically with the Company’s counsel any significant legal compliance or regulatory matters, especially any such matters that could have a material effect on the Company’s financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

20.	Review and discuss any reports concerning material violations submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules or otherwise.

21.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V.   Evaluation of the Audit Committee

The Committee shall, on an annual basis, consider ways to improve its performance under this Charter. In reviewing its performance, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and compare the performance of the Committee to the requirements of this Charter. The Committee shall also consider all matters that the Committee deems relevant to its performance, including, but not limited to, the adequacy, appropriateness and quality of the information and recommendations presented to the Committee by the management of the Company and the Company’s registered public accounting firm, the manner in which issues were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall prepare and review with the Board the annual performance evaluation of the Committee, which report by the chairperson of the Committee may take the form of an oral report and present any recommended changes in its Charter to the Board for review and approval.

VI.  Investigations and Studies; Outside Advisors

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities under this Charter. The Committee may also conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and may retain, at the Company’s expense, such independent counsel, accountants or other experts and advisers as it deems necessary or appropriate. The Committee shall have the sole authority to select, retain or terminate any such persons to assist the Committee in carrying out its responsibilities, including sole authority to approve their fees and other retention terms, such fees to be borne by the Company, without seeking approval of the Board or management.

APPENDIX III
SECURED SERVICES, INC.
NOMINATION AND GOVERNANCE COMMITTEE CHARTER

A.   Purpose

The purpose of the Nomination and Governance Committee is to:

•	Recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders;

•	Develop and recommend to the Board a set of corporate governance principles applicable to the Board of Directors of the Company; and

•	Oversee the evaluation of the Board and management.

B.   Structure and Membership

A.	Number. The Nomination and Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

B.	Independence. Except as otherwise permitted by the applicable rules of the NASDAQ, each member of the Nomination and Governance Committee shall be “independent” as defined by such rules.

C.	Chair. Unless the Board elects a Chair of the Nomination and Governance Committee, the Committee shall elect a Chair by majority vote.

D.	Compensation. The compensation of Nomination and Governance Committee members shall be as determined by the Board.

E.	Selection and Removal. Members of the Nomination and Governance Committee shall be appointed by the Board, upon the recommendation of the Committee.

The Board may remove members of the Nomination and Governance Committee from such Committee, with or without cause.

C.   Authority and Responsibilities

General

The Nomination and Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

A.	Selection of Director Nominees. Except where the Company is legally required by contract, bylaws or otherwise to provide third parties with the right to nominate directors, the Nomination and Governance Committee shall be responsible for recommending to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

B.	Criteria for Selecting Directors. The Board’s criteria for selecting directors are as set forth in the Company’s Corporate Governance Guidelines. The Nomination and Governance Committee shall use such criteria and the principles set forth in such Guidelines to guide its director selection process. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates recommended by stockholders.

C.	Search Firms. The Nomination and Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

D.	Selection of Committee Members. The Nomination and Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

E.	Corporate Governance Guidelines. The Nomination and Governance Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Board of Directors of the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board and Management; Succession Planning

F.	Evaluation of the Board. The Nomination and Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

G.	Succession of Chief Executive Officer. The Committee shall identify, and periodically review and reassess the qualities and characteristics necessary for an effective Chief Executive Officer. With these principles in mind, the CEO should periodically report to the Committee on the development and progression of potential internal candidates against these standards.

H.	Additional Powers. The Nomination and Governance Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.   Procedures and Administration

A.	Meetings. The Nomination and Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee shall keep such records of its meetings as it shall deem appropriate.

B.	Subcommittees. The Nomination and Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

C.	Reports to the Board. The Nomination and Governance Committee shall report regularly to the Board.

D.	Charter. The Nomination and Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

E.	Independent Advisors. The Nomination and Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

F.	Investigations. The Nomination and Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

G.	Annual Self-Evaluation. At least annually, the Nominating and Governance Committee shall evaluate its own performance.

SECURED SERVICES, INC. 1175 NORTH SERVICE ROAD WEST SUITE 214 OAKVILLE, ONTARIO L6M 2W1	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Secured Services, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	SCRSV1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECURED SERVICES, INC.

Vote On Directors

1.	ELECTION OF DIRECTORS:			For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
	01) King T. Moore 02) Michael P. Dubreuil 03) T. Kendal Hunt 04) Shawn Kreloff			0	0	0

Vote On Directors								For	Against	Abstain

2.	Amendment of the 2003 Stock Option Plan.							0	0	0

3.	Confirmation of the appointment of J.H. Cohn LLP as auditors for Secured Services Inc., for the year ending December 31, 2004.							0	0	0

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

			Yes	No
Please indicate if you plan to attend this meeting			0	0

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

SECURED SERVICES, INC. PROXY FOR ANNUAL MEETING OF THE STOCKHOLDERS November 8, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints King T. Moore and Michael P. Dubreuil, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Secured Services, Inc. ("Secured Services") to be held at 770 Broadway, New York, New York, 10003, on Monday, November 8, 2004 at 10:00 A.M. Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of Secured Services held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

IMPORTANT — PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE